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Warwick Community Bancorp NASDAQ:WSBI May 6, 2003	Annual Meeting of Shareholders Fred G. Kowal Chairman & Chief Executive Officer

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Forward-Looking Statements

  This presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the company that are subject to various factors which could cause actual results to differ materially from these estimates.

  Factors that might cause a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting Warwick's operations, pricing, products and services.

  Actual results may differ materially from the results discussed in these forward-looking statements. Warwick Bancorp, Inc. assumes no obligation for updating such forward-looking statements at any time. Investors are encouraged to access Warwick Bancorp's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding the Company.

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Corporate Summary Organizational Structure & Business Strategy

Warwick Community Bancorp, Inc.
The Warwick Savings Bank	During 2002, we adopted and began implementing our plans to evolve toward a community commercial banking focus to:
The Towne Center Bank
Hardenburgh Abstract Company of Orange County, Inc.	*	better address the financial needs of the communities we serve;
Warwick Commercial Bank	*	augment shareholder value based on our belief that successful community commercial banks generally receive a more favorable valuation in the capital markets than traditional savings and loans;
Warwick Financial Services	*	further develop our sources of income.
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Summary Financials

Asset Growth

5-Year Compounded Annual Growth: 15.1%

Dollars in Millions – For the Years Ended December 31,

$445.1
$597.7
$637.8
$806.7
$781.2
1998
1999
2000
2001
2002

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Summary Financials Asset Growth 5-Year Compounded Annual Growth: 15.1%

Dollars in Millions - For the Years Ended December 31,
1998	$445.1
1999	$597.7
2000	$637.8
2001	$806.7
2002	$781.2

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Summary Financials

Net Loan Growth
5-Year Compounded Annual Growth: 15.1%

Dollars in Millions – For the Years Ended December 31,

$261.5
$349.3
$432.2
$516.2
$459.5
1998
1999
2000
2001
2002

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Summary Financials Net Loan Growth 5-Year Compounded Annual Growth: 15.1%

Dollars in Millions - For the Years Ended December 31,
1998	$261.5
1999	$349.3
2000	$432.2
2001	$516.2
2002	$459.5

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Summary Financials

One Year Loan Portfolio Composition Comparison

At December 31, 2001

Total Loans: $519.8 million

Other Real Estate Loans 9.8%
Commercial RE & Business Loans 18.0%
One-to-four Family 58.2%
Consumer 14.0%

At December 31, 2002

Total Loans: $463.7 million

Other Real Estate Loans 11.6%
Commercial RE & Business Loans 27.3%
Consumer 11.1%
One-to-four Family 50.0%

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Summary Financials One Year Loan Portfolio Composition Comparison

	At December 31, 2001 Total Loans: $519.8 million	At December 31, 2002 Total Loans: $463.7 million
One-to-four Family	58.2%	50.0%
Other Real Estate Loans	9.8%	11.6%
Commercial RE & Business Loans	18.0%	27.3%
Consumer	14.0%	11.1%

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Summary Financials

Deposit Growth

5-Year Compounded Annual Growth: 17.3%

Dollars in Millions – For the Years Ended December 31,

$246.9
$283.1
$348.1
$422.2
$466.7
1998
1999
2000
2001
2002

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Summary Financials Deposit Growth 5-Year Compounded Annual Growth: 17.3%

Dollars in Millions - For the Years Ended December 31,
1998	$246.9
1999	$283.1
2000	$348.1
2001	$422.2
2002	$466.7

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Summary Financials

One Year Deposit Composition Comparison

At December 31, 2001	At December 31, 2002
Total Deposits: $422.2 million	**Total Deposits: $466.7 million**

NOW Accounts 9.2%
Savings Accounts 31.7%
Demand Checking 12.2%
CDs 27.9%
Brokered CDs 1.2%
Money Market Accounts 17.9%

NOW Accounts 10.0%
Savings Accounts 37.9%
Money Market Accounts 15.0%
Demand Checking 11.9%
CDs 23.9%
Brokered CDs 1.2%

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Summary Financials One Year Deposit Composition Comparison

	At December 31, 2001 Total Deposits: $422.2 million	At December 31, 2002 Total Deposits: $466.7 million
Savings Accounts	31.7%	37.9%
Money Market Accounts	17.9%	15.0%
Brokered CDs	1.2%	1.2%
CDs	27.9%	23.9%
Demand Checking	12.2%	11.9%
Now Accounts	9.2%	10.0%

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Summary Financials Profitability

For the Years ended December 31,
	1998	1999	2000	2001	2002
Total Interest Income	$28,408	$35,562	$45,630	$52,120	$49,706
Total Interest Expense	11,939	16,951	26,226	27,415	21,825
Net Interest Income	16,469	18,611	19,404	24,705	27,881
Non Interest Income	3,687	3,805	5,368	5,940	7,867
Operating Expense	13,636	16,807	17,405	20,447	18,543
Net Income	3,621	3,143	4,410	5,938	9,656
Diluted EPS	$0.60	$0.57	$0.91	$1.24	$2.02

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Return on Average Assets
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1998
1999
2000
2001
2002
WSBI
Regional

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Return on Average Assets
	1998	1999	2000	2001	2002
WSBI	0.99	0.62	0.70	0.79	1.23
Regional	0.74	0.78	0.78	0.62	0.73

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Return on Average Equity
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
1998
1999
2000
2001
2002
WSBI
Regional

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Return on Average Equity
	1998	1999	2000	2001	2002
WSBI	4.21	4.15	6.61	7.97	12.08
Regional	9.03	9.80	9.77	8.96	8.62

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Tangible Equity to Assets
21.0
19.0
17.0
15.0
13.0
11.0
9.0
7.0
5.0
3.0
1.0
1998
1999
2000
2001
2002
WSBI
Regional

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Tangible Equity to Assets
	1998	1999	2000	2001	2002
WSBI	18.92	11.14	11.38	8.86	10.08
Regional	7.02	5.96	6.51	6.88	6.60

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Reserves to Loans
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1998
1999
2000
2001
2002
WSBI
Regional

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Reserves to Loans
	1998	1999	2000	2001	2002
WSBI	0.69	0.56	0.63	0.70	1.06
Regional	0.91	0.82	0.87	0.89	0.90

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Loan Loss Reserves to NPLs
300.0
250.0
200.0
150.0
100.0
50.0
0.0
1998
1999
2000
2001
2002
WSBI
Regional

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Loan Loss Reserves to NPLs
	1998	1999	2000	2001	2002
WSBI	82.95	95.33	219.69	231.45	241.76
Regional	107.92	109.06	140.51	104.37	123.36

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Interest Rate Spread
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1998
1999
2000
2001
2002
WSBI
Regional

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Interest Rate Spread
	1998	1999	2000	2001	2002
WSBI	3.32	3.11	2.71	2.93	3.27
Regional	2.67	2.54	2.49	2.47	2.49

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Net Interest Margin
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
1998
1999
2000
2001
2002
WSBI
Regional

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Net Interest Margin
	1998	1999	2000	2001	2002
WSBI	4.36	3.86	3.28	3.47	3.76
Regional	3.14	2.88	2.86	2.82	2.79

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Noninterest Income to Avg Assets
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1998
1999
2000
2001
2002
WSBI
Regional

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Noninterest Income to Avg Assets
	1998	1999	2000	2001	2002
WSBI	0.92	0.75	0.85	0.79	1.00
Regional	0.32	0.35	0.36	0.40	0.39

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Noninterest Expense to Avg Assets
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
1998
1999
2000
2001
2002
WSBI
Regional

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Noninterest Expense to Avg Assets
	1998	1999	2000	2001	2002
WSBI	3.36	3.27	2.74	2.71	2.37
Regional	2.15	2.07	2.11	2.14	2.17

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Efficiency Ratio
85.0
75.0
65.0
55.0
45.0
35.0
25.0
1998
1999
2000
2001
2002
WSBI
Regional

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Efficiency Ratio
	1998	1999	2000	2001	2002
WSBI	71.69	76.32	70.21	64.15	53.26
Regional	62.41	62.33	63.38	65.48	64.96

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WSBI vs. Regional Comparative Group

12/23/97 Relative Value = 100
210
190
170
150
130
110
90
70
50
12/31/97
1/31/98
2/28/98
3/31/98
4/30/98
5/31/98
6/30/98
7/31/98
8/31/98
9/30/98
10/31/98
11/30/98
12/31/98
1/31/99
2/28/99
3/31/99
4/30/99
5/31/99
6/30/99
7/31/99
8/31/99
9/30/99
10/31/99
11/30/99
12/31/99
1/31/00
2/29/00
3/31/00
4/30/00
5/31/00
6/30/00
7/31/00
8/31/00
9/30/00
10/31/00
11/30/00
12/31/00
1/31/01
2/28/01
3/31/01
4/30/01
5/31/01
6/30/01
7/31/01
8/31/01
9/30/01
10/31/01
11/30/01
12/31/01
1/31/02
2/28/02
3/31/02
4/30/02
5/31/02
6/30/02
7/31/02
8/31/02
9/30/02
10/31/02
11/30/02
12/31/02
1/31/03
2/28/03
3/31/03
WSBI
Regional Index

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WSBI vs. Regional Comparative Group
12/23/97 Relative Value
	WSBI	Regional Index
12/31/97	111.20	101.37
1/31/98	100.50	97.09
2/28/98	102.40	100.06
3/31/98	113.60	105.35
4/30/98	112.80	112.93
5/31/98	107.20	109.04
6/30/98	107.20	102.94
7/31/98	99.20	100.99
8/31/98	76.80	82.15
9/30/98	80.80	84.35
10/31/98	81.60	82.72
11/30/98	108.80	84.34
12/31/98	94.40	78.19
1/31/99	94.40	76.96
2/28/99	86.00	80.26
3/31/99	84.80	77.07
4/30/99	83.20	81.61
5/31/99	86.00	79.02
6/30/99	81.60	76.46
7/31/99	79.20	76.55
8/31/99	78.40	76.20
9/30/99	68.80	69.17
10/31/99	66.80	68.99
11/30/99	65.60	67.26
12/31/99	69.60	64.77
1/31/00	66.40	64.17
2/29/00	69.60	62.35
3/31/00	64.40	60.04
4/30/00	66.40	60.96
5/31/00	71.20	61.50
6/30/00	76.00	61.43
7/31/00	74.40	62.51
8/31/00	77.20	64.79
9/30/00	96.00	66.14
10/31/00	82.00	63.73
11/30/00	86.80	61.49
12/31/00	84.80	62.69
1/31/01	92.00	68.53
2/28/01	99.20	69.31
3/31/01	100.40	70.05
4/30/01	96.00	69.87
5/31/01	104.00	75.52
6/30/01	105.28	76.06
7/31/01	115.20	78.81
8/31/01	119.36	77.19
9/30/01	119.68	74.48
10/31/01	125.44	75.88
11/30/01	132.48	79.19
12/31/01	133.82	78.91
1/31/02	136.64	81.43
2/28/02	142.40	84.34
3/31/02	157.12	88.94
4/30/02	156.42	92.85
5/31/02	178.30	95.99
6/30/02	191.68	94.59
7/31/02	171.14	89.09
8/31/02	177.34	90.90
9/30/02	172.80	91.71
10/31/02	182.14	94.61
11/30/02	193.60	102.28
12/31/02	181.39	103.18
1/31/03	185.15	109.70
2/28/03	191.04	110.20
3/31/03	189.44	116.41

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WSBI vs. Market Indicies

225
200
175
150
125
100
75
50
12/23/97 Relative Value = 100
12/23/97
3/23/98
6/23/98
9/23/98
12/23/98
3/23/99
6/23/99
9/23/99
12/23/99
3/23/00
6/23/00
9/23/00
12/23/00
3/23/01
6/23/01
9/23/01
12/23/01
3/23/02
6/23/02
9/23/02
12/23/02
3/23/03
SNL Thrift Index
Nasdaq Bank Index
S&P 500 Index
WSBI

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WSBI vs. Market Indicies
12/23/97 Relative Value
	SNL Thrift Index	Nasdaq Bank Index	S&P 500 Index	WSBI
12/23/97	100.000	100.000	100.000	100.000
3/23/98	110.406	109.886	116.657	112.400
6/23/98	103.527	102.685	119.206	108.800
9/23/98	85.116	87.051	113.520	76.800
12/23/98	85.752	88.756	130.818	95.200
3/23/99	88.655	87.634	134.396	87.200
6/23/99	87.142	90.609	141.948	82.000
9/23/99	76.264	81.559	136.341	70.800
12/23/99	71.074	83.160	155.288	65.600
3/23/00	68.826	75.477	162.636	67.600
6/23/00	73.978	74.313	153.493	76.800
9/23/00	85.821	83.959	154.264	85.203
12/23/00	109.329	94.282	139.063	86.400
3/23/01	106.027	88.922	121.372	96.000
6/23/01	123.675	102.430	130.479	105.408
9/23/01	114.401	96.350	106.850	114.304
12/23/01	114.750	105.880	121.885	134.400
3/23/02	126.563	114.855	122.317	155.200
6/23/02	142.252	116.984	105.707	197.568
9/23/02	124.258	107.460	88.775	169.536
12/23/02	137.171	111.294	95.555	190.400
3/23/03	139.017	108.506	92.026	192.000

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Q&A
www.warwicksb.com
www.townecenterbank.com

END